                                                                    EXHIBIT 99.2
                                               [CERIDIAN LOGO]
                                               CERIDIAN CORPORATION
                                               3311 East Old Shakopee Road
                                               Minneapolis, Minnesota 55425-1640

                      Ceridian Corporation and Subsidiaries


                       Supplementary Schedules D, E and F
           to the earnings release for the quarter ended June 30, 2003

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, we believe that certain non-GAAP financial measures may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein, on our website and presented by us from time to time, may constitute non-GAAP financial measures within the meaning of Regulation G and Item 10 of Regulation S-K adopted by the Securities and Exchange Commission. We have presented in supplementary schedules referenced herein a reconciliation of these measures to the most directly comparable GAAP financial measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.

Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)

                                                                   2002                                         2003
                                     --------------------------------------------------------------    -----------------------
                                         Q1           Q2            Q3          Q4          Total         Q1            Q2
                                     ---------    ---------     ---------    ---------    ---------    ---------     ---------
Revenue*                             $   301.8    $   287.8     $   288.6    $   314.5    $ 1,192.7    $   314.6     $   297.8

Costs and Expenses
  Cost of Revenue*                       143.3        139.5         141.6        150.1        574.5        148.4         145.0
  Selling, general and
    administrative                       102.8         94.4          87.2         90.9        375.3        108.2          95.7
  Research and development                15.3         14.4          15.1         14.5         59.3         16.3          16.8
  Other expense (income)                   9.8         (0.1)          9.7         14.9         34.3         (0.4)          0.2
    Total costs and expenses             271.2        248.2         253.6        270.4      1,043.4        272.5         257.7

Earnings before
  interest and taxes                      30.6         39.6          35.0         44.1        149.3         42.1          40.1

Net interest expense                       1.6          1.3           0.9          0.7          4.5          0.7           0.7
Earnings before
  income taxes                            29.0         38.3          34.1         43.4        144.8         41.4          39.4

Income tax provision                      10.4         13.8          12.3         14.6         51.1         14.7          14.0
Earnings from
  continuing operations              $    18.6    $    24.5     $    21.8    $    28.8    $    93.7    $    26.7     $    25.4

Diluted earnings per share           $    0.12    $    0.16     $    0.15    $    0.19    $    0.62    $    0.18     $    0.17

Shares                                   150.9        153.7         149.9        148.9        150.6        148.9         149.3

* Freight reclassification impact
  (offsetting amounts in HRS
  revenue and cost of revenue)       $     2.3    $      --     $      --    $      --    $     2.3    $      --     $      --

Ceridian Corporation and Subsidiaries
Schedule E

NON-GAAP ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
(In millions)

                                                                           2002                           2003
                                                       ------------------------------------------     --------------
                                                        Q1        Q2       Q3       Q4      Total      Q1       Q2
                                                       -----     -----    -----    -----    -----     -----    -----
OTHER EXPENSE (INCOME)
Write-down of marketable securities - HRS              $  --     $  --    $  --    $ 6.3    $ 6.3     $  --    $  --
Loss on derivative securities - HRS                       --        --       --      1.8      1.8        --       --
Asset write-downs and other unusual items - HRS         12.4        --       --      5.6     18.0        --       --
Asset write-downs and other unusual items - Comdata      1.5        --       --      1.5      3.0        --       --
Factoring receivables loss - Comdata                      --        --      9.8       --      9.8        --       --
Other unusual items - Other                             (4.1)       --       --       --     (4.1)       --       --
  TOTAL OTHER EXPENSE (INCOME)                           9.8        --      9.8     15.2     34.8        --       --

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items              $ 9.8     $  --    $ 9.8    $15.2    $34.8     $  --    $  --

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                12.4        --       --     13.7     26.1        --       --
Comdata                                                  1.5        --      9.8      1.5     12.8        --       --
Other                                                   (4.1)       --       --       --     (4.1)       --       --
  TOTAL                                                $ 9.8     $  --    $ 9.8    $15.2    $34.8     $  --    $  --

Ceridian Corporation and Subsidiaries
Schedule F

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification and excluding non-GAAP adjustments (In millions, except for per share amounts)

                                                              2002                                           2003
                                ----------------------------------------------------------------     -----------------------
                                    Q1          Q2             Q3           Q4           Total          Q1            Q2
                                ---------    ---------     ---------     ---------     ---------     ---------     ---------
Revenue                         $   301.8    $   287.8     $   288.6     $   314.5     $ 1,192.7     $   314.6     $   297.8

Costs and Expenses
  Cost of Revenue                   143.3        139.5         141.6         150.1         574.5         148.4         145.0
  Selling, general and
    administrative                  102.8         94.4          87.2          90.9         375.3         108.2          95.7
  Research and development           15.3         14.4          15.1          14.5          59.3          16.3          16.8
  Other expense (income)               --         (0.1)         (0.1)         (0.3)         (0.5)         (0.4)          0.2
    Total costs and expenses        261.4        248.2         243.8         255.2       1,008.6         272.5         257.7

Earnings before
  interest and taxes                 40.4         39.6          44.8          59.3         184.1          42.1          40.1

Net interest expense                  1.6          1.3           0.9           0.7           4.5           0.7           0.7
Earnings before
  income taxes                       38.8         38.3          43.9          58.6         179.6          41.4          39.4

Income tax provision                 14.0         13.8          15.8          20.1          63.7          14.7          14.0
Earnings from
  continuing operations         $    24.8    $    24.5     $    28.1     $    38.5     $   115.9     $    26.7     $    25.4

Diluted earnings per share      $    0.16    $    0.16     $    0.19     $    0.26     $    0.77     $    0.18     $    0.17

Shares                              150.9        153.7         149.9         148.9         150.6         148.9         149.3

See accompanying Schedule E for non-GAAP adjustments.